Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

SEPTEMBER 2026 MONTHLY DIVIDEND AND

AUGUST 31, 2026 RMBS PORTFOLIO CHARACTERISTICS

●	September 2026 Monthly Dividend of $0.10 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of August 31, 2026
●	Next Dividend Announcement Expected October 14, 2026

Vero Beach, Fla., September 14, 2026 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of September 2026. The dividend of $0.10 per share will be paid October 29, 2026 to holders of record of the Company’s common stock on September 30, 2026, with an ex-dividend date of September 30, 2026. The Company plans on announcing its next common stock dividend on October 14, 2026.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of September 14, 2026, the Company had 197,407,315 shares of common stock outstanding. As of August 31, 2026, the Company had 198,407,315 shares of common stock outstanding. As of June 30, 2026, the Company had 199,603,438 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of August 31, 2026 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Jun-26 -
									Aug-26	Aug-26
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in September)	in September)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
30yr 3.0	$310,053	$268,632	2.41%	86.64	3.00%	3.52%	64	288	6.1%	7.3%	$8,196	$(8,337)
30yr 3.5	36,279	32,370	0.29%	89.23	3.50%	4.30%	83	257	16.1%	12.7%	971	(987)
30yr 4.0	46,672	43,290	0.39%	92.75	4.00%	4.77%	87	268	9.8%	8.5%	1,166	(1,200)
30yr 4.5	430,295	407,161	3.65%	94.62	4.50%	5.46%	32	323	4.6%	6.2%	9,708	(10,522)
30yr 5.0	2,142,609	2,077,919	18.63%	96.98	5.00%	6.00%	15	341	4.4%	4.5%	45,924	(51,221)
30yr 5.5	3,975,481	3,965,569	35.55%	99.75	5.50%	6.45%	15	341	5.6%	6.2%	74,189	(85,799)
30yr 6.0	2,984,967	3,042,213	27.27%	101.92	6.00%	6.92%	20	334	9.3%	10.6%	42,934	(52,877)
30yr 6.5	1,207,899	1,254,814	11.25%	103.88	6.50%	7.39%	22	332	18.4%	20.8%	13,254	(17,168)
30yr 7.0	48,305	50,890	0.46%	105.35	7.00%	7.91%	33	320	6.2%	28.9%	565	(687)
Total Pass-Through RMBS	11,182,560	11,142,858	99.90%	99.64	5.53%	6.46%	20	335	7.8%	8.9%	196,907	(228,798)
Total Structured RMBS	79,795	11,596	0.10%	14.53	3.40%	4.59%	141	202	3.4%	7.3%	(30)	23
Total Mortgage Assets	$11,262,355	$11,154,454	100.00%		5.52%	6.45%	21	334	7.7%	8.9%	$196,877	$(228,775)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(390,000)	Jan-27	$(1,609)	$1,609
10-Year Treasury Future(2)	(358,600)	Aug-33	(11,208)	10,816
10-Year Ultra Treasury Future(3)	(60,000)	May-36	(2,541)	2,438
ERIS SOFR Swap Futures	(10,000)	Sep-31	(172)	168
Swaps	(8,114,200)	Apr-31	(164,719)	159,233
Swaptions	(1,000,000)	Dec-31	(5,815)	5,903
TBA Short	(344,900)	Sep-26	(7,156)	8,291
Hedge Total	$(10,277,700)		$(193,220)	$188,458
Rate Shock Grand Total			$3,657	$(40,317)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Ten-year Treasury futures contracts were valued at prices of $107.66 at August 31, 2026. The market value of the short position was $386.1 million.
(3)	Ten-year Ultra Treasury futures contracts were valued at prices of $109.42 at August 31, 2026. The market value of the short position was $65.7 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of August 31, 2026
Fannie Mae	$5,815,095	52.1%
Freddie Mac	5,339,359	47.9%
Total Mortgage Assets	$11,154,454	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of August 31, 2026
Non-Whole Pool Assets	$441,316	4.0%
Whole Pool Assets	10,713,138	96.0%
Total Mortgage Assets	$11,154,454	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of August 31, 2026	Borrowings	Debt	Rate	in Days	Maturity
StoneX Financial Inc.	$484,749	4.5%	3.79%	20	9/23/2026
Citigroup Global Markets Inc	471,155	4.4%	3.77%	16	9/21/2026
Hidden Road Partners Civ US LLC	468,629	4.4%	3.76%	3	9/10/2026
ABN AMRO Bank N.V.	461,948	4.3%	3.73%	3	9/4/2026
ASL Capital Markets Inc.	458,821	4.3%	3.77%	18	9/21/2026
Marex Capital Markets Inc.	456,508	4.3%	3.76%	28	9/28/2026
J.P. Morgan Securities LLC	439,145	4.1%	3.76%	3	9/3/2026
South Street Securities, LLC	435,275	4.1%	3.76%	20	11/13/2026
The Bank of Nova Scotia	434,728	4.1%	3.76%	7	9/17/2026
Cantor Fitzgerald & Co	410,786	3.8%	3.78%	8	9/8/2026
DV Securities, LLC Repo	403,125	3.8%	3.77%	9	9/17/2026
Banco Santander SA	402,148	3.8%	3.85%	43	10/13/2026
Daiwa Securities America Inc.	399,315	3.7%	3.80%	20	9/23/2026
Clear Street LLC	395,150	3.7%	3.76%	17	9/17/2026
Goldman, Sachs & Co	381,512	3.6%	3.77%	3	9/3/2026
Wells Fargo Securities, LLC	381,664	3.6%	3.79%	24	9/24/2026
ING Financial Markets LLC	348,001	3.3%	3.76%	14	9/14/2026
RBC Capital Markets, LLC	339,728	3.2%	3.79%	4	9/25/2026
TD Securities (USA) LLC	319,857	3.0%	3.76%	8	9/8/2026
Bank of Montreal	311,693	2.9%	3.78%	4	9/4/2026
Brean Capital, LLC	289,180	2.7%	3.77%	17	9/17/2026
Mirae Asset Securities (USA) Inc.	286,065	2.7%	3.77%	21	9/21/2026
Merrill Lynch, Pierce, Fenner & Smith	277,178	2.6%	3.78%	27	9/28/2026
MUFG Securities Canada, Ltd.	260,880	2.4%	3.77%	6	9/17/2026
Morgan Stanley & Co. LLC	253,685	2.4%	3.79%	30	9/30/2026
Mitsubishi UFJ Securities (USA), Inc.	233,252	2.2%	3.78%	17	9/17/2026
Nomura Securities International, Inc.	204,675	1.9%	3.75%	14	9/14/2026
Natixis, New York Branch	183,052	1.7%	3.77%	17	9/17/2026
Mizuho Securities USA LLC	176,064	1.6%	3.79%	1	9/1/2026
BNP Paribas Securities Corp.	154,574	1.4%	3.76%	4	9/4/2026
Mesirow Financial, Inc.	129,989	1.2%	3.76%	17	9/17/2026
Lucid Prime Fund, LLC	29,633	0.3%	3.76%	10	9/10/2026
Canyon Partners, LLC	22,823	0.2%	3.73%	14	9/14/2026
Total Borrowings	$10,704,987	100.0%	3.77%	14	11/13/2026

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400